Updated 3Q 2023 Outlook Ex-Flexiti Strengthen our Foundation Execute with Excellence Grow Responsibly Continue to maintain adequate liquidity and capacity for growth EOP Receivables: $1.23-1.28B Revenue: $165-170MM Net Charge-off: 17.0-19.5% Operating Expenses: $90-100M Note: There have been no material changes vs our prior published targets other than the removal of Flexiti from our 3Q 2023 outlook Updated 3Q 2023 targets to reflect the removal of Flexiti, our Canada POS Lending Segment, on August 31, 2023